SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Ambassadors Group, Inc.

(Name of Registrant as Specified In Its Charter)

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AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

April  , 2005

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 10:00 a.m., local time, on May 13, 2005, at 1071 Camelback Street, Newport Beach, California 92660. All holders of the Company’s outstanding common stock as of the close of business on March 31, 2005, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,

Colleen McCann-Lillie
Secretary

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 13, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on May 13, 2005, at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

1.	To elect three (3) Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

2.	To amend the Company’s Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue, from 20,000,000 shares to 50,000,000 shares.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 31, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Colleen McCann-Lillie
Secretary

Dated: April  , 2005

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on May 13, 2005, at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

     At the close of business on March 31, 2005, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 10,148,465 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 31, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals have been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

     The election of directors requires a plurality of the votes cast by the holders of the Common Stock. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April  , 2005, to all stockholders entitled to vote at the Annual Meeting.

     The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS

(Item 1 of the Proxy Card)

Nominees

     The Company has a classified Board of Directors which is divided into three classes, consisting of three Class I Directors, three Class II Directors, and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class III Directors, Brigitte M. Bren, Rafer L. Johnson and John C. Spence, will expire at this year’s Annual Meeting of Stockholders. The term of the three Class II Directors, James L. Easton, John A. Ueberroth, and Joseph J. Ueberroth, will expire at the Annual Meeting of Stockholders to be held in 2006. The term of the three Class I Directors, Dale F. Frey, Jeffrey D. Thomas, and Richard D. C. Whilden, will expire at the Annual Meeting of Stockholders to be held in 2007.

     At this year’s Annual Meeting, three Class III Directors are to be elected. John C. Spence will not stand for re-election. Consequently, his term will expire on May 13, 2005. The nominees for election at the Annual Meeting as Class III Directors are the incumbent directors, Brigitte M. Bren and Rafer L. Johnson. In addition, the Board of Directors has nominated Daniel G. Byrne to be elected at the Annual Meeting. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in the year 2008, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

     If a quorum is present and voting, the three nominees for Class III Directors receiving the highest number of votes will be elected as Class III Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present for purposes of determining if a quorum is present.

     The table below sets forth for the current directors, including the Class III nominees to be elected at this meeting, certain information with respect to age and background.

			DIRECTOR
NAME	POSITION WITH COMPANY	AGE	SINCE
Class III Directors, currently standing for re-election:

Brigitte M. Bren (1)	Director	39	2001
Daniel G. Byrne	Nominee	50	—
Rafer L. Johnson (1)	Director	70	2001

Class II Directors, whose term expires at the Annual Meeting to be held in 2006:

James L. Easton (2)(3)	Director	69	2001
John A. Ueberroth	Chairman of the Board	61	1997
Joseph J. Ueberroth (1)	Director	36	2001

Class I Directors, whose term expires at the Annual Meeting to be held in 2007:

Dale F. Frey (2)(3)	Director	72	2003
Jeffrey D. Thomas	Director, Chief Executive Officer and President	38	2001
Richard D. C. Whilden (2)(3)	Director	71	2001

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

Business Experience

Class III Directors

     Brigitte M. Bren has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since February 2001. Since 1991, Ms. Bren has served as co-founder, president and chief executive officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. From 1999 to 2003, she served as of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as vice president of international marketing/sales and vice president of governmental affairs for Mark Goodson Productions.

     Rafer L. Johnson has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc. since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the president of its board of directors for 10 years, and currently is chairman of its board of governors. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is national head coach for Special Olympics International and a member of its board of directors. In addition, Mr. Johnson serves on a variety of special boards and committees in the worlds of sports and community services.

     Daniel G. Byrne serves as Executive Vice President-Finance, Chief Financial Officer and Assistant Secretary of Sterling Financial Corporation. Mr. Byrne has served in these capacities since he joined Sterling in 1983. He is also the Assistant Secretary and Treasurer of INTERVEST and Action Mortgage, and the Secretary and Treasurer of Harbor Financial. Before joining Sterling, Mr. Byrne was employed by the accounting firm of Coopers & Lybrand in Spokane, Washington. He is a past Lieutenant Governor of Kiwanis International. Mr. Byrne is a past member of the Board of Trustees and its Executive Committee, and is currently a member of the Finance Committee for Gonzaga Preparatory School. He is a member of the Board of Directors of Spokane Community Mental Health and past Chairman of the Parish Council of St. Thomas More Church. Mr. Byrne is a certified public accountant and graduated from Gonzaga University in 1977 with a degree in Accounting.

Class II Directors

     James L. Easton has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since 1995. Since 1973, Mr. Easton has served as chairman and president of Jas. D. Easton, Inc., and chairman of Easton Sports Inc., a diversified international sporting goods company. He is one of the four vice presidents on the International Olympic Committee and is one of the three International Olympic Committee members from the United States. He also serves as president of Federation Internationale de Tir a l’Arc (FITA-International Archery Federation), is a member of the board of visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles, and is an executive board member of the U.S. Olympic Committee.

     John A. Ueberroth has served as chairman of the board of Ambassadors Group, Inc. since November 2001 and recently became chairman and chief executive officer of Indecorp Corporation. He served as co-chairman, director, chief executive officer and president of Ambassadors International, Inc. from 1995 to June 2004. He is also a member of the board of directors of Navigant International since October, 2003. Since 1989, Mr. Ueberroth has been a principal of Contrarian Group, Inc., an investment and management company. From 1990 to 1993, he served as chairman and chief executive officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as president of Carlson Travel Group. In addition, Mr. Ueberroth has served as chairman of the Travel Industry Association of America during 1986 and 1987, and president of the United States Tour Operators Association during 1987 and 1988.

Association of America during 1986 and 1987, and president of the United States Tour Operators Association during 1987 and 1988.

     Joseph J. Ueberroth has served as a director of Ambassadors Group, Inc. since November 2001. He currently serves as president and chief executive officer of Ambassadors International, Inc., and has been a director of Ambassadors International, Inc., since August 2001. His other involvements include founder and co-chairman of BellPort Group, Inc., an international marina company, and as a general partner and managing member of CGI Opportunity Fund, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth serves on the board of directors of Enwisen, International Greenhouse Products, MilePoint, and Newport Works.

Class I Directors

     Dale F. Frey has served as a director of Ambassadors Group, Inc. since July 2003. Mr. Frey was the former chairman and president of General Electric Investment Corporation and former vice president and treasurer of General Electric Company. Mr. Frey retired from General Electric Company in early 1997. Currently, he serves as a director on the boards of Aftermarket Technology Corp., Community Health Systems, Inc., McLeod USA, Inc., and Yankee Candle Company. Mr. Frey is also the chairman of the Cancer Research Fund of the Damon Runyon-Walter Winchell Foundation, a trustee of Franklin and Marshall College, and a member of the board of overseers of New York University Leonard N. Stern School of Business. In addition, he serves as a member of the advisory committees of Forstmann Little & Company and Aurora Capital Partners, and is an executive board member of the Invemed Catalyst Fund, L.P.

     Jeffrey D. Thomas has served as chief executive officer, president and director of Ambassadors Group, Inc. since November 2001. He has served as president of Ambassador Programs, Inc., from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as a director from August 2001 through February 2002 and as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

     Richard D. C. Whilden has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since 1995. Since September 2002, he has been a director of Jas. D. Easton, Inc. Since 1990, Mr. Whilden has been a principal of Contrarian Group, Inc., an investment and management company. From June 1996 to July 2000, he also served as chairman of the board, and from March 1998 to March 1999, he served as president and chief executive officer of GetThere.com. In 1993 and 1994, he was chairman of the board of directors of Caliber Bank in Phoenix, Arizona, and was the chief executive officer, president and chairman of the board of directors of the bank’s holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an executive vice president from 1984 to 1989.

Relationships Among Directors or Executive Officers

     Joseph J. Ueberroth, a member of the Company’s Board of Directors, is the nephew of John A. Ueberroth, the Company’s Chairman of the Board. Jeffrey D. Thomas, the Company’s chief executive officer, president and a member of the Company’s Board of Directors, is married to Margaret M. Thomas (formerly, Margaret M. Sestero), the Company’s executive vice president, and president and chief operating officer of the Company’s wholly-owned subsidiary, Ambassador Programs, Inc. Other than these relationships, there are no family relationships among the directors or executive officers of the Company.

Meetings of the Board of Directors and Committees of the Board of Directors

     During 2004, there were four meetings of the Board of Directors. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are selected by the majority vote of the Board of Directors. No directors attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

     The Board of Directors has determined that each of the directors, except Jeffrey D. Thomas and John A. Ueberroth, is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards (“Listing Standards”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect.

     Audit Committee

     The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee makes recommendations for selection of the Company’s independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the financial statements of the Company and the adequacy of the Company’s internal accounting controls and financial management practices.

     The Audit Committee consists of Brigitte M. Bren, Rafer L. Johnson, John C. Spence and Joseph J. Ueberroth. The Board of Directors has determined that, based upon his prior work experience and his tenure and experience on the Company’s Audit Committee, Mr. Spence qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the Securities and Exchange Commission. To date, no determination has been made as to whether the other members of the Audit Committee also qualify as Audit Committee Financial Experts. Mr. Spence is the chairman of the Audit Committee.

     If Daniel G. Byrne is elected to the Board of Directors at this year’s Annual Meeting, Mr. Byrne will serve on the Audit Committee. The Board of Directors has determined that, based upon his prior work experience, Mr. Byrne qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the Securities and Exchange Commission.

     There were nine meetings of the Audit Committee during the fiscal year ended December 31, 2004. See Report of Audit Committee. The charter of the Audit Committee is attached as Appendix A to the Company’s 2004 Proxy Statement filed with the Securities and Exchange Commission.

     Compensation Committee

     The Compensation Committee is responsible for determining compensation for the Company’s executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board of Directors in the administration of the Company’s 2001 Equity Participation Plan (the “Incentive Plan”). The Compensation Committee engages and consults with independent compensation consultants in the performance of its duties. The Compensation Committee consists of Richard D. C. Whilden, chairman, James L. Easton and Dale F. Frey. There were seven meetings of the Compensation Committee during the fiscal year ended December 31, 2004. See Report of Compensation Committee.

     Nominating Committee

     The Board of Directors recently formed a Nominating Committee for the purpose of evaluating nominations for new members of the Board of Directors. The Nominating Committee consists of Richard D. C. Whilden, chairman, James L. Easton, and Dale F. Frey. Since its recent formation, there has been one meeting of the Nominating Committee.

     The Nominating Committee will consider candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board of Directors members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board of Directors, willingness to objectively appraise management performance, and any such other qualifications the Nominating Committee deems necessary to ascertain the candidates ability to serve on the Board of Directors.

     The charter of the Nominating Committee is attached to this Proxy Statement as Appendix A.

Director Nomination Process

     The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the following address: c/o Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202. The Company’s secretary will, in turn, forward the recommendation to the Nominating Committee. The recommendation should include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	The name and contact information for the candidate;

•	A statement of the candidate’s occupation and background, including education and business experience;

•	Information regarding each of the factors listed above, sufficient to enable the committee to evaluate the candidate;

•	A statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

•	A statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.

     Stockholders must also comply with all requirements of the Company’s bylaws, a copy of which is available from the Company’s secretary upon written request, with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

     To date, the Nominating Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it may do so in the future. The Nominating Committee (and prior to its formation, the Board of Directors) did not receive any stockholder recommendations for nomination to the Board of Directors in connection with this year’s Annual Meeting. The nominees for election at the Annual Meeting as Class III Directors are the incumbent directors, Brigette M. Bren and Rafer L. Johnson. In addition, the Board of Directors has nominated Daniel G. Byrne to be elected at the Annual Meeting. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify the Company of their intent to do so on or before the date specified under “Stockholder Proposals—Other Stockholder Proposals and Director Nominations.”

Director Compensation

     During 2004, each of the Company’s non-employee directors received fees of $15,000 per year plus $500 per board meeting attended. In addition, each director was reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Pursuant to the Incentive Plan, each of the Company’s nonemployee director on the date they were first elected to the Board, received a grant of non-qualified stock options to purchase 10,000 shares of the Company’s Common Stock at the fair market value of the Common Stock on the date of grant. The directors’ options vest in four equal annual installments commencing one year from the date of grant.

     Beginning in May 2005, each of the Company’s non-employee directors will receive a fee of $45,000 per year, paid $20,000 in cash and $25,000 in equity, plus $1,000 per Board meeting attended. Equity compensation will be split between options, restricted stock grants, and shares of the Company’s Common Stock. Pursuant to the Incentive Plan, each grant of non-qualified stock options will be granted at fair market value of the Common Stock on the date of grant, and will vest in four equal annual installments commencing one year from the date of grant. Each grant of restricted stock will be granted at fair market value of the Common Stock on the date of grant, and will vest over one year from the date of grant. Committee chairpersons will receive $7,000 annually, and committee members will receive $1,000 per committee meeting attended. These amounts are payable in cash. In addition, each director will be reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions

     The Compensation Committee is composed of three non-employee directors, Richard D. C. Whilden, chairman, James L. Easton and Dale F. Frey. No executive officer of the Company has served during 2004 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company’s Board of Directors or the Compensation Committee. During fiscal 2004, no member of the Company’s Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 402(j) of Regulation S-K under the Exchange Act.

     Invemed Catalyst Fund L.P. (the “Fund”) purchased 1,200,000 shares of the Company’s Common Stock in July 2003. In connection therewith, the Company agreed to fill a then existing vacancy on the Board of Directors with a designee of the Fund (the “Fund Designee”). The Fund Designee was Dale F. Frey, who is a Class I member of the Company’s Board of Directors.

     The Board of Directors unanimously recommends that you vote FOR the election of each of Brigitte M. Bren ,Daniel G. Byrne, Rafer L. Johnson as Class III Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Annual Meeting.

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
(Item 2 of the Proxy Card)

     The Board of Directors has adopted a resolution proposing an amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock of the Company from 20,000,000 shares to 50,000,000 shares. As of March 31, 2005, the Company had 10,148,465 shares of Common Stock issued and outstanding. An additional 1,092,238 shares of Common Stock are covered by outstanding options and 45,262 shares of Common Stock are covered by restricted stock grants issued under the Company’s Incentive Plan. 305,000 shares of Common Stock are available for future grant under the Incentive Plan.

     The Board of Directors believes that the authorized Common Stock available for issue is not sufficient to enable the Company to respond to potential business opportunities and to pursue important objectives designed to enhance stockholder value. The additional authorized shares will provide the Company with greater flexibility to use its capital stock, without further stockholder approval, for various purposes including, without limitation, expanding the Company’s businesses and product lines through the acquisition of other businesses or products, stock dividends (including stock splits in the form of stock dividends), raising capital, providing equity incentives to employees, officers and directors and establishing strategic relationships with other companies. The Company currently does not have specific agreements or plans that would involve the issuance of the proposed additional authorized shares, although it intends to continue to consider transactions from time to time that may result in such issuances. The Company cannot assure the stockholders that any such transactions will be consummated on favorable terms or at all or, if consummated, that any such transaction will enhance stockholder value. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for a stockholder who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder’s percentage voting power.

     The authorized shares of Common Stock in excess of those issued or reserved will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company’s stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the Common Stock may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock do not have preemptive rights.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     If the amendment is approved, then Article IV of the Company’s Certificate of Incorporation would be amended to read as provided below. The only proposed change from the current Certificate of Incorporation is the number of shares of Common Stock that would be authorized for issuance:

Article IV

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifty-Two Million (52,000,000), consisting of Fifty Million (50,000,000) shares of common stock, par value $.01 per share (the “Common Stock”), and Two Million (2,000,000) shares of preferred stock, par value $.01 per share (the “Preferred Stock”). The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as the “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

     The Board of Directors unanimously recommends that you vote FOR this proposal (Item 2 on the Proxy) to amend the Company’s Certificate of Incorporation to increase the number of shares of Common Stock from 20,000,000 shares to 50,000,000 shares. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

INFORMATION CONCERNING
MANAGEMENT, COMPENSATION AND STOCK OWNERSHIP

Executive Officers

     Jeffrey D. Thomas, age 38, has served as chief executive officer and president of Ambassadors Group, Inc. since November 2001. He has served as president of Ambassador Programs, Inc., from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

     Margaret M. Thomas, age 38, has served as executive vice president of Ambassadors Group, Inc. since November 2001. She has served as chief financial officer and secretary of Ambassadors Group, Inc., from November 2001 through October 2003. She has also served as president of Ambassador Programs, Inc., since August 2002, chief operating officer of Ambassador Programs, Inc., since January 2002, and chief financial officer of Ambassador Programs, Inc., since November 1997. Ms. Thomas served as treasurer of Ambassadors International, Inc., from February 1999 through February 2002. From 1988 to 1995, Ms. Thomas was in public accounting and employed by Ernst & Young LLP, and PricewaterhouseCoopers LLP, and also was the financial reporting officer for Physio-Control Corporation.

     Colleen K. McCann-Lillie, age 38, has served as chief financial officer and secretary of Ambassadors Group, Inc. since November 2003. Ms. McCann-Lillie has also served as chief financial officer and secretary of Ambassador Programs, Inc. since November 2003. From 1991 to 1999, Ms. McCann-Lillie was in public accounting and employed by Ernst & Young LLP and PricewaterhouseCoopers LLP, and also held finance and accounting positions with other private companies.

Executive Compensation

     The following table sets forth the compensation for the chief executive officer, each of the executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2004, and an additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year (the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards				Payouts
							Securities
				All Other	Restricted		Underlying
Name and				Annual	Stock		Options		LTIP	All Other
Principal Position	Year	Salary($)	Bonus($)	Compensation($)	Awards($)		SARS(#)		Payouts($)	Compensation($)
John A. Ueberroth(1)	2004	157,260	—	2,677	—		—		—	—
Chairman of the Board	2003	150,000	—	6,680	—		—		—	—
	2002	104,620	—	4,600	—		—		—	—

Jeffrey D. Thomas(1)	2004	278,358	730,675	4,113	1,314,902	(5)	50,752		—	—
Chief Executive	2003	208,333	200,000	3,358	—		30,118		—	—
Officer and President	2002	177,500	280,000	9,298	—		125,000	(2)	—	—

Margaret M.Thomas(1)(3)	2004	170,114	242,218	—	71,726	(5)	5,639		—	—
Executive Vice	2003	140,729	100,000	—	—		9,796		—	—
President	2002	109,895	80,000	—	—		45,000	(2)	—	—

Colleen K. McCann-Lillie(4) Chief Financial Officer and	2004	104,167	24,000	—	20,182	(5)	1,586		—	—
Secretary	2003	80,000	20,250	—	—		2,625		—	—

(1)	The Company was a wholly-owned subsidiary of Ambassadors International, Inc. until February 28, 2002. All compensation shown in this table as paid to Named Executive Officers of the Company through February 28, 2002 was paid as compensation for their services to the Company, to Ambassadors International, Inc., and to subsidiaries of both in the aggregate.

(2)	Such options were part of the stock option grants to key employees in connection with the Company’s spin-off from its parent, Ambassadors International, Inc.

(3)	Ms. Thomas was the treasurer, assistant chief financial officer, and secretary of the Company until November 2001. In November 2001, she succeeded Mr. Thomas as the chief financial officer, was appointed executive vice president and continued as secretary of the Company. In November 2003, Ms. Thomas resigned as chief financial officer and secretary of the Company and was succeeded by Ms. McCann-Lillie.

(4)	In November 2003, Ms. McCann-Lillie succeeded Ms. Thomas as the chief financial officer and secretary of the Company.

(5)	The amounts shown in this column reflect the dollar values based on the closing price at grant of restricted stock granted to the Named Executive Officers in fiscal 2004. The restricted stock was granted on November 18, 2004 and vests 100% after four years.

At the end of fiscal 2004, the aggregate share amount and dollar value based on the closing price on December 31, 2004 of the restricted stock held by the Named Executive Officers was:

	Number of
	Shares	Value
Jeffrey D. Thomas	39,286	$1,398,974
Margaret M. Thomas	2,143	76,312
Colleen K. McCann-Lillie	603	21,473

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the amount of stock of the Company beneficially owned as of March 31, 2005, by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

	Amount and Nature of
	Beneficial
	Ownership of Common	Percent of Class
Name of Beneficial Owner	Stock (1)	of Common Stock
Invemed Catalyst Fund, L.P. (2)	1,200,000	11.8%
Peter V. Ueberroth (3)	1,062,468	10.4%
Ashford Capital Management, Inc. (4)	1,040,413	10.3%
Fidelity Management & Research Co. (5)	791,878	7.8%
Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) (6)	745,655	7.4%
John A. Ueberroth (7)	613,770	6.0%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 31, 2005, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	The address of Invemed Catalyst Fund, L.P. is 375 Park Avenue, Suite 2205, New York, NY 10152. The Company is reporting this stock ownership based upon a Schedule 13D report filed by this person with the Securities and Exchange Commission.

(3)	The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Includes 67,500 shares of Common Stock issuable upon exercise of stock options. Mr. Peter Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(4)	The address of Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

(5)	The address of Fidelity Management & Research Co. is 82 Devonshire Street, Boston, MA 02109. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

(6)	The address of Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) is World Financial Center, North Tower, 250 Vesey Street, New York, NY 10381. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission. In such Schedule 13G report, this person disclaims beneficial ownership of the shares reported.

(7)	Chairman of the Board of Directors of the Company. Includes 49,500 shares of Common Stock issuable upon exercise of stock options. Does not include 9,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 26 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

     The following table sets forth the amount of Common Stock of the Company beneficially owned as of March 31, 2005, by each director of the Company, each Named Executive Officer, and all directors and executive officers as a group:

	Amount and
	Nature of	Percent of
	Beneficial	Class of
	Ownership of	Common
Name of Beneficial Owner	Common Stock (1)	Stock
John A. Ueberroth (2)	613,770	6.0%
Jeffrey D. Thomas (3)	331,394	3.2%
Margaret M. Thomas (4)	331,394	3.2%
Colleen K. McCann-Lillie (5)	17,782	*
Brigitte M. Bren (6)	7,500	*
James L. Easton (7)	7,500	*
Dale F. Frey (8)	2,500	*
Rafer L. Johnson (9)	7,500	*
John C. Spence (10)	9,500	*
Joseph J. Ueberroth (11)	91,120	*
Richard D. C. Whilden (12)	12,120	*
All directors and executive officers as a group (11 people) (13)	1,432,080	13.1%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 31, 2005, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Chairman of the Board of Directors of the Company. Includes options to purchase 49,500 shares of Common Stock issued under the Incentive Plan. Does not include 9,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 26 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

(3)	Chief Executive Officer and President of the Company. Includes 8,552 shares of Common Stock and options to purchase 250,765 shares of Common Stock issued under the Incentive Plan. Also includes 72,077 options to purchase Common Stock beneficially owned by his spouse Margaret M. Thomas. Mr. Thomas’ address is 110 South Ferrall Street, Spokane, WA 99202.

(4)	Executive Vice President of the Company. Includes options to purchase 72,077 shares of Common Stock issued under the Incentive Plan. Also includes 8,552 shares of Common Stock and 250,765 options to purchase Common Stock beneficially owned by her spouse Jeffrey D. Thomas. Ms. Thomas’ address is 110 South Ferrall Street, Spokane, WA 99202.

(5)	Chief Financial Officer and Secretary of the Company. Includes options to purchase 17,782 shares of Common Stock issued under the Incentive Plan. Ms. McCann-Lillie’s address is 110 South Ferrall Street, Spokane, WA 99202.

(6)	Director. Includes options to purchase 7,500 shares of Common Stock issued under the Incentive Plan. Ms. Bren’s address is P.O. Box 2648 Beverly Hills, CA 90213.

(7)	Director. Includes options to purchase 7,500 shares of Common Stock issued under the Incentive Plan. Mr. Easton’s address is 7855 Haskell Avenue, Suite 202,Van Nuys, CA 91406.

(8)	Director. Includes options to purchase 2,500 shares of Common Stock issued under the Incentive Plan. Mr. Frey’s address is 110 South Ferrall Street, Spokane, WA 99202.

(9)	Director. Includes options to purchase 7,500 shares of Common Stock issued under the Incentive Plan. Mr. Johnson’s address is 5875 Green Valley Circle, Suite 200, Culver City, CA 90230-6901.

(10)	Director. Includes options to purchase 7,500 shares of Common Stock issued under the Incentive Plan. Mr. Spence’s address is 4354 Cartesian Circle, Palos Verdes Peninsula, CA 90274-3938.

(11)	Director. Includes options to purchase 7,500 shares of common stock issued under the Incentive Plan. Mr. Joseph Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(12)	Director. Includes 2,000 shares held in a family trust of which Mr. Whilden is a co-trustee and 2,620 shares of Common Stock held by Mr. Whilden individually. Includes options to purchase 7,500 shares of Common Stock issued under the Incentive Plan. Mr. Whilden’s address is 106 S. Poinsettia Avenue, Manhattan Beach, CA 90266.

(13)	Includes 760,466 shares of Common Stock issuable upon exercise of stock options.

Option Grants

     The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year 2004 and held by them on December 31, 2004. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

Option Grants During the Last Fiscal Year

		% of Total			Potential Realizable
	Number of	Options			Value of Assumed
	Securities	Granted to			Annual Rates of Stock
	Underlying	Employees	Exercise		Price Appreciation
	Options	in Fiscal	Price	Expiration	for Option Term(1)
Name	Granted(#)	Year (%)	($) Share	Date	5%($)	10%($)
John A. Ueberroth	—	—	—	—	—	—
Jeffrey D. Thomas	50,752	37%	$33.47	11/18/14	$1,068,284	$2,707,242
Margaret M. Thomas	5,639	4	33.47	11/18/14	118,696	300,799
Colleen K. McCann-Lillie	1,586	1	33.47	11/18/14	33,384	84,601

(1)	Sets forth potential option gains based on assumed annualized rates of stock price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices.

Option Exercises During the Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year 2004 and held by them on December 31, 2004:

Aggregated Option Exercises During the Last Fiscal Year
And Fiscal Year-end Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised In-the-
	Shares		Options at Fiscal Year		Money Options at
	Acquired On	Value	End(#)		Fiscal Year End($)(1)
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
John A. Ueberroth	—	—	67,500	22,500	$1,548,450	$516,150
Jeffrey D. Thomas (2)	26,693	$827,483	219,515	135,841	5,741,813	1,948,135
Margaret M. Thomas (2)	17,084	418,182	60,827	35,486	1,453,180	661,653
Colleen K. McCann-Lillie	5,125	169,125	13,782	11,555	336,041	223,991

(1)	Amounts are shown as the positive spread between the exercise price and fair market value (based on the fair market price at fiscal year end of $35.61 per share).

(2)	Amounts are shown individually for Mr. Thomas and Ms. Thomas as of the Fiscal Year-end.

Equity Compensation Plan Information

	(a)	(b)	(c)
Number of securities
remaining available for
	Number of Securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column(a))
Equity compensation plans approved by security holders	1,137,500	$13.75	305,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,137,500	$13.75	305,000

     2001 Equity Participation Plan

     During the fiscal year ended December 31, 2004, options to purchase a total of 136,665 shares of Common Stock were granted and options to purchase 17,358 shares of Common Stock were forfeited under the Incentive Plan. Options to purchase 1,092,238 shares of Common Stock and restricted stock grants of 45,262 were outstanding and held by approximately 170 officers, directors and employees at December 31, 2004. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period. As of December 31, 2004, the weighted average exercise price of the outstanding options was $13.75.

     Profit Sharing Plan

     In March 2002, the Company established a 401(k) Profit-Sharing Plan (the “401(k) Plan”). Employees are eligible to participate in the 401(k) Plan upon six months of service and 18 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2004, the Company contributed approximately $33,000 to the 401(k) Plan.

Employment Agreements

     The Company does not have any employment agreements with its Named Executive Officers.

Certain Relationships and Related Transactions

     During the fiscal year ended December 31, 2004, the Company did not enter into any transactions required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(g) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2004, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) currently serves as the Company’s independent registered public accounting firm. PricewaterhouseCoopers has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company’s stockholders. As a result, no accounting firm has been recommended to be ratified by the Company’s stockholders as independent public accountants for the fiscal year ending December 31, 2005. The Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year, if they determine that such a change would be in the best interests of the Company and its stockholders.

     A representative of PricewaterhouseCoopers will be present at this year’s Annual Meeting of Stockholders. The representative will have an opportunity to make a statement if he or she desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

     The following table represents fees charged for professional audit services rendered by PricewaterhouseCoopers for the audit of the Company’s financial statements for the years ended December 31, 2004 and 2003, and fees billed by PricewaterhouseCoopers for other services during those years.

	2004	2003
Audit Fees	$201,000	$126,000
Audit — Related Fees	$311,000	$—
Tax Fees	$41,000	$39,000
All Other Fees	$30,000	$66,000
Total	$583,000	$231,000

     Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and the review of the Company’s interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees consist of fees billed for assurance and related services, including compliance with the Sarbanes-Oxley Act of 2002, that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

     Tax Fees consist of fees billed for professional services rendered for tax advice, planning and compliance (domestic and international).

     All Other Fees consist of fees for products and services other than the services described above. In fiscal 2004 and 2003, this included international tax and other advisory services.

Audit Committee’s Pre-Approval Policy

     During 2004, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the independent registered public accounting firm, and for the prohibition of certain services from being provided by the independent accountants. The Company may not engage its independent registered public accounting firm to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit

Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

     If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $10,000. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independence

     The Audit Committee has considered whether PricewaterhouseCoopers’ provision of services other than its audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent public accountant’s independence and has determined that it is compatible.

REPORT OF COMPENSATION COMMITTEE

     This Compensation Committee Report discusses the components of the Company’s executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation Committee with respect to the executive officers of the Company, including the Named Executive Officers. The Compensation Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan.

     Compensation Philosophy. The Compensation Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation Committee seeks to align total compensation for senior management with corporate performance by linking executive compensation directly to individual and team contributions, continuous improvements in corporate performance and stockholder value.

     The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

     In order to attract and retain highly-qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly-qualified executive talent, the Compensation Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in the travel business.

     In implementing its compensation program for executive officers, the Compensation Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company’s stockholders.

     Compensation Program Components. The Compensation Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

     Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces.

     Annual Bonus. Executive officers are eligible for a target annual incentive bonus, calculated by the Compensation Committee as a percentage of the officer’s base salary. For 2004, the bonus targets for executive officers ranged from 20% to 200% of base salary depending on the officer’s position. The Company pays annual incentive bonuses to its executive officers based upon the achievement by the Company of pre-established financial targets that are indicative of the Company’s performance, as well as individual performance milestones to the extent they are met by the executive officer. The annual incentive bonus for 2004 paid to each of the Named Executive Officers are shown in the “Bonus” column of the Summary Compensation Table.

     Long-Term Incentive Compensation. The Company’s long-term incentive program consists of periodic grants of stock options and restricted stock, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. Under the Incentive Plan, in addition to options, the Compensation Committee may also grant, in its discretion, stock appreciation rights and may make other awards.

     Chief Executive Officer’s Compensation. The chief executive officer of the Company heads a group of senior management officers who participate in a common set of compensation criteria. The compensation of the chief executive officer is determined by the Compensation Committee based upon its assessment of the Company’s financial performance and nonfinancial factors which the Compensation Committee believes have an influence upon the Company’s overall performance and its ability to remain competitive. The Compensation Committee also takes into account the individual’s performance and level of experience, as well as compensation paid to other executive officers of the Company and compensation paid to other chief executive officer’s of comparable companies.

     Summary. The Compensation Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company’s stockholders, by attracting and retaining the best-qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all the members of the Compensation Committee.

COMPENSATION COMMITTEE

Richard D. C. Whilden, Chairman
James L. Easton
Dale F. Frey

REPORT OF AUDIT COMMITTEE

     The Audit Committee is composed of four non-employee directors, John C. Spence, chairman and financial expert, Brigitte M. Bren, Rafer L. Johnson, and Joseph J. Ueberroth, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. The Audit Committee met four times during 2004.

     At each of its meetings, the Committee met with the senior members of the Company’s financial management team and the independent auditors. The Committee’s agenda is established by the Committee’s chairman and the Company’s chief financial officer. During the year, the Committee had private sessions with the Company’s independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

     The Committee recommended to the Board of Directors the engagement of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. The Committee reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

     The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

     In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•	Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

•	Based on the independent auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission disclosure requirements?

•	Based on the independent auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

     The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

     The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2004 was compatible with the independent auditors’ independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s Securities and Exchange Commission reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditors. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John C. Spence, Chairman
Brigitte M. Bren
Rafer L. Johnson
Joseph J. Ueberroth

PERFORMANCE GRAPH

     The following graph compares the Company’s cumulative total stockholder return with the Nasdaq Market Index and Russell 2000 Index. The graph assumes that $100 was invested on March 1, 2002 (the first trading day for the Company’s Common Stock) in the Company’s Common Stock and in each of the indexes mentioned above and that all dividends were reinvested.

Comparison of Cumulative Total Return
Among Ambassadors Group, Inc.,
Nasdaq Market Index and Russell 2000 Index

CODE OF ETHICS AND CONDUCT

     The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the Secretary, Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202.

ANNUAL MEETING ATTENDANCE

     The Company has adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of the Board of Directors of the Company are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of the Company’s directors attended the 2004 annual meeting of stockholders in person.

STOCKHOLDER COMMUNICATIONS

     Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Colleen McCann-Lillie, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Investor Relations, Ambassadors Group, Inc., 110 South Ferrall Street, Spokane, Washington 99202.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

     Any proposals of stockholders which are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before December  , 2005, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

Other Stockholder Proposals and Director Nominations

     If a stockholder wishes to present a stockholder proposal at the Company’s next annual meeting that is not intended to be included in the proxy statement or to nominate a person for election to the Company’s Board of Directors at the next annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the secretary of the Company in accordance with the bylaws, which, in general, requires that notice be received by the secretary not less than 45 days or more than 75 days prior to April  , 2006. If the date of the stockholder meeting is changed by more than 30 days from the anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included on the Company’s proxy statement under Rule 14a-8 or of a nomination for election to the Company’s Board of Directors must be received no later than the close of business on the later of 90 days prior to the meeting and 10 days after public pronouncement of the meeting date. Notices of intention to present proposals or to nominate persons for election to the Company’s Board of Directors at the next annual meeting should be addressed to the Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202. You may also contact the secretary at the Company’s principle executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

OTHER BUSINESS

     The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

By Order of the Board of Directors

Colleen McCann-Lillie
Secretary

Spokane, Washington
April  , 2005

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

AMBASSADORS GROUP, INC.
NOMINATING COMMITTEE CHARTER

Purpose

     The purpose of the Nominating Committee (the “Committee”) shall be:

•	The identification of individuals qualified to become directors and nominate directors for election and candidates for all vacant directorships to be filled by the Board of Directors or by the stockholders;

•	Making recommendations to the Board of Directors of nominees for the committees of the Board of Directors; and

•	The review and evaluation of the Board of Directors’ performance and each committee thereof.

     The Committee shall undertake those specific duties and responsibilities set forth in this charter and such other duties as the Board of Directors may from time to time prescribe.

Membership

     The Committee shall be comprised of two or more members of the Board of Directors, each of whom the Board of Directors determines to be “independent” under applicable rules and regulations of The Nasdaq Stock Market (“Nasdaq”) and the Securities and Exchange Commission (“SEC”). The Board of Directors shall appoint the members and designate one Committee member to be the chairman of the Committee.

Responsibilities and Duties

Board Selection, Composition and Evaluation

1.	Establish criteria for the selection of new directors to serve on the Board of Directors.

2.	Identify individuals believed to be qualified as candidates to serve on the Board of Directors and recommend to the Board of Directors, the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant skills, diversity and the extent to which the candidate would fill a present need on the Board of Directors.

3.	Review and make recommendations to the full Board of Directors whether members of the Board of Directors should stand for re-election. Consider matters relating to the retirement of members of the Board of Directors, including term limits or retirement ages.

4.	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. The Committee shall have authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the corporation, including authority to approve the fees payable to such search firm and any other terms of retention.

5.	Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

6.	Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

7.	Oversee the evaluation of, at least annually, and more frequently as the Committee deems appropriate, the Board of Directors.

A-1

8.	Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, the rules of the SEC and Nasdaq and any other factors the Committee deems relevant, and where appropriate, make recommendations to the Board of Directors regarding the removal of any member of any committee.

9.	Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board and, as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

10.	Periodically lead the Board of Directors in a review of the charter, composition and performance of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the elimination of committees.

11.	Report regularly to the Board of Directors, including with respect to:

i.	such matters as the Committee deems to be relevant to the Committee’s discharge of its responsibilities; and

ii.	such recommendations as the Committee may deem appropriate.

12.	Maintain minutes or other records of meetings and activities of the Committee.

13.	Review annually the charter, structure and membership of the Committee.

A-2

PROXY

AMBASSADORS GROUP, INC
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 31, 2005, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 13, 2005, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

1.	To elect the following directors to serve until the 2008 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

☐    FOR ALL       ☐   WITHHOLD AUTHORITY FOR ALL

Brigitte M. Bren, Daniel G. Byrne, and Rafer L. Johnson

To withhold authority to vote for any individual nominee, check the box marked “For All” above and write the nominee’s name in the space provided here:

2.	To amend the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

☐    FOR       ☐   AGAINST       ☐   ABSTAIN

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2005 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS IN SPACE PROVIDED.

     ☐   NEW ADDRESS:

NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature: _______________________________ Dated:

Signature: _______________________________ Dated:

PROXY

AMBASSADORS GROUP, INC
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 31, 2005, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 13, 2005, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

1.	To elect the following directors to serve until the 2008 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

☐    FOR ALL           ☐    WITHHOLD AUTHORITY FOR ALL

Brigitte M. Bren, Daniel G. Byrne, and Rafer L. Johnson

To withhold authority to vote for any individual nominee, check the box marked “For All” above and write the nominee’s name in the space provided here:

2.	To amend the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

☐    FOR                      ☐    AGAINST           ☐    ABSTAIN

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2005 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS IN SPACE PROVIDED.

     ☐   NEW ADDRESS:

NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature:	Dated:

Signature:	Dated: